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                   INFINITY PROPERTY AND CASUALTY CORPORATION

                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

In connection with the filing with the Securities and Exchange Commission of the Annual Report of Infinity Property and Casualty Corporation (the "Company") on Form 10-K for the period ended December 31, 2003 (the "Report"), the undersigned officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 2, 2004                      BY: /s/ JAMES R. GOBER
Date                                   -----------------------------------------
                                       James R. Gober
                                       Chief Executive Officer

April 2, 2004                      BY: /s/ ROGER SMITH
Date                                   -----------------------------------------
                                       Roger Smith
                                       Chief Financial Officer